Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT
This Amendment (this “Amendment”) is entered into as of September 24, 2014 by and among White Mountains Insurance Group, Ltd., a company existing under the laws of Bermuda (the “Borrower”), Wells Fargo Bank, National Association, individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
RECITALS
A.The Borrower, the Administrative Agent and the Lenders are party to that certain credit agreement dated as of August 14, 2013 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendment to Credit Agreement. Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:
(a)    Section 1.1 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:
“Amendment No. 1 Effective Date” means the date of the effectiveness of Amendment No. 1 to this Agreement, being September 24, 2014.
“Designated Subsidiary” means, at any time, subject to Section 10.21(b), a Subsidiary (whether existing on or acquired or formed after the Amendment No. 1 Effective Date) meeting each of the following criteria:   (a)  such Subsidiary is not a wholly-owned Subsidiary or a Guarantor, (b) such Subsidiary has been designated by the Borrower in writing to the Administrative Agent as a “Designated Subsidiary” and such designation has not been withdrawn by the Borrower, (c) at the most recent Relevant Time the Shareholders Equity of such Subsidiary (determined as of the end of the most recent fiscal quarter or fiscal year for which the applicable Subsidiary has prepared financial statements) does not exceed 10% of Consolidated Net Worth (determined as of the end of the most recent fiscal quarter or fiscal year for which the Borrower has delivered financial statements pursuant to Section 6.1(a) and giving pro forma effect to the acquisition of all Designated Subsidiaries acquired after the date of such financial statements), (d) at the most recent Relevant Time the Total Assets (determined as of the end of the most recent fiscal quarter or fiscal year for which the applicable Subsidiary has prepared financial statements) of such Subsidiary do not exceed 7.5% of the Total Assets of the Borrower (determined as of the end of the most recent fiscal quarter or fiscal year for which the Borrower has delivered financial statements pursuant to Section 6.1(a) and giving pro forma effect to the acquisition of all Designated Subsidiaries acquired after the date of such financial statements) and (e) no Indebtedness of such Subsidiary (the “DS Subsidiary”) or any Subsidiary thereof is directly or contingently a liability of the Borrower or any other Subsidiary that is not the DS Subsidiary or a Subsidiary thereof.
“Relevant Time” means, with respect to any Subsidiary, both (a) the date upon which it is designated by the Borrower in writing to the Administrative Agent as a “Designated Subsidiary” and (b) the last day of each fiscal quarter or fiscal year of the Borrower ending subsequent to the fiscal quarter or fiscal year end of the Borrower used to determine compliance with the Designated Subsidiary definition for such Subsidiary on the date of its designation.  For the avoidance of doubt, references in the “Designated Subsidiary” definition to the  “most recent” Relevant Time, shall, on any date of determination, include a Relevant Time occurring on the date of such determination.
“Shareholders Equity” means, with respect to any Person, the shareholders equity of such Person and its consolidated Subsidiaries as determined in accordance with GAAP.
“Total Assets” means, with respect to any Person, the total assets of such Person and its consolidated Subsidiaries determined in accordance with GAAP.
(b)    The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:
“Loan Documents” means this Agreement, any amendment hereto, the Guaranty (if any), the Notes, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.23 of this Agreement, any Instrument of Accession executed hereunder pursuant to Section 2.22 and any other document designated by the Borrower and the Administrative Agent as a “Loan Document”.
(c)    Section 6.2(b) of the Credit Agreement is amended in its entirety to read as follows:
Within 5 Business Days after the deadline for the delivery of any financial statements pursuant to Section 6.1(a), (i) a certificate of a Responsible Officer of the Borrower stating that such Responsible Officer has obtained no knowledge of any continuing Default or Event of Default except as specified in such certificate and (ii) a Compliance Certificate containing (A) all information and calculations necessary for determining compliance by the Borrower with Section 7.1 as of the last day of the fiscal quarter or fiscal year of the Borrower and (B) a listing of all Designated Subsidiaries as of the last day of the applicable fiscal quarter or fiscal year of the Borrower together with such information reasonably requested by the

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Administrative Agent to confirm that each such identified Designated Subsidiary meets the criteria set forth in the definition of a Designated Subsidiary (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes);
(d)    Section 6.2(d) of the Credit Agreement is amended in its entirety to read as follows:
Promptly, such additional financial and other information (including financial and other information relating to Designated Subsidiaries) as the Administrative Agent or any Lender may from time to time reasonably request.
(e)    Section 8.1(h) of the Credit Agreement is hereby amended in its entirety to read as follows:
The Borrower or any of its Subsidiaries (other than any Designated Subsidiary or any Subsidiary of a Designated Subsidiary) shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans and Reimbursement Obligations) on the scheduled or original due date with respect thereto (after giving effect to any applicable grace periods); or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, the effect of which default is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder as a result of the occurrence of such default thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default described in clause (i), (ii) or (iii) of this paragraph (h) shall not at any time constitute an Event of Default unless, at such time, one or more defaults of the type described in clauses (i), (ii) and (iii) of this paragraph (h) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $75,000,000; or
(f)    Section 8.1(j) of the Credit Agreement is hereby amended in its entirety to read as follows:
One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries (other than any Designated Subsidiary or any Subsidiary of a Designated Subsidiary) involving for the Borrower and its Subsidiaries (other than any Designated Subsidiary or any Subsidiary of a Designated Subsidiary) taken as a whole a liability (to the

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extent not paid or fully covered by insurance above applicable deductions) of $75,000,000 or more, and shall not have been vacated, discharged, stayed or bonded pending appeal within 45 days from the entry thereof; or
(g)    A new Section 10.21 is added to the Credit Agreement reading as follows:
Designated Subsidiaries. It is acknowledged and agreed that there may exist more than one Designated Subsidiary at any time, provided, however, that (a) no additional Designated Subsidiary may be designated if, after giving effect to such designation, either (i) the Shareholders Equity of all Designated Subsidiaries (determined as of the end of the most recent fiscal quarter or fiscal year for which the applicable Subsidiary has prepared financial statements) exceeds 20% of Consolidated Net Worth (determined as of the end of the most recent fiscal quarter or fiscal year for which the Borrower has delivered financial statements pursuant to Section 6.1(a) and giving pro forma effect to the acquisition of all Designated Subsidiaries acquired after the date of such financial statements) or (ii) the Total Assets of all Designated Subsidiaries (determined as of the end of the most recent fiscal quarter or fiscal year for which the applicable Subsidiary has prepared financial statements) exceeds 15% of the Total Assets of the Borrower (determined as of the end of the most recent fiscal quarter or fiscal year for which the Borrower has delivered financial statements pursuant to Section 6.1(a) and giving pro forma effect to the acquisition of all Designated Subsidiaries acquired after the date of such financial statements) and (b) notwithstanding the definition of Designated Subsidiary, if as of the last day of any fiscal quarter or fiscal year of the Borrower the condition described in clause (a)(i) or (ii) above shall exist, then unless the Borrower shall withdraw the “Designated Subsidiary” designation, or reduce the Shareholders Equity or Total Assets, of one or more Designated Subsidiaries within five Business Days after delivery of financial statements of the Borrower for such fiscal quarter or fiscal year pursuant to Section 6.1(a) so that, giving effect to such withdrawal, or reduction of Shareholders Equity or Total Assets, neither of such conditions exists, all previously Designated Subsidiaries shall cease to be Designated Subsidiaries on such fifth Business Day until re-designated in compliance with the terms hereof. All Subsidiary financial statements utilized as the basis for determining compliance with, or meeting the criteria of, matters pertaining to Designated Subsidiaries shall be prepared in accordance with GAAP.
2.    Representations and Warranties of the Borrower. The Borrower represents and warrants that as of the date hereof:
(a)    The Borrower has the corporate or other power and authority, and the legal right, to make, deliver and perform this Amendment. The Borrower has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment on the terms and conditions herein. This Amendment has been duly executed and delivered on behalf of the Borrower and constitutes a legal, valid and binding obligation of the Borrower,

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enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(b)    Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document for purposes thereof) is true and correct in all material respects on and as of the date hereof as if made on such date, except to the extent that they expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and
(c)    No Default or Event of Default has occurred and is continuing.
3.    Effective Date. This Amendment shall become effective on the date (the “Effective Date”) upon which all of the following conditions have been satisfied:
(a)    the execution and delivery hereof by the Borrower, the Administrative Agent and the Majority Lenders (without respect to whether it has been executed and delivered by all the Lenders); and
(b)    The Borrower shall have paid (i) to the Administrative Agent for the benefit of each Lender executing this Amendment an amendment fee equal to $5,000 and (ii) to Wells Fargo Securities, LLC for its own account any other separately agreed fees relating hereto, which fees shall be deemed fully earned and non-refundable on the Effective Date.
In the event the Effective Date has not occurred on or before October 15, 2014, this Amendment shall not become operative and shall be of no force or effect.
4.    Reference to and Effect Upon the Credit Agreement.
(a)    Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Each party to the Loan Documents shall hereafter have and perform the obligations, and be entitled to the rights and remedies, applicable to it pursuant to the terms and conditions of the Loan Documents as amended hereby.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

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5.    Costs and Expenses.
(a)    The Borrower hereby affirms its obligation under Section 10.5(a) of the Credit Agreement to pay or reimburse the Administrative Agent for all reasonable and documented out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Amendment (whether or not the transactions contemplated hereby are consummated), and the consummation and administration of the transactions contemplated hereby.
6.    Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.
9.    Facsimile or Electronic Imaging Documents and Signatures. This Amendment may be transmitted and/or signed by facsimile or other electronic imaging means (e.g., “pdf” or “tif”). The effectiveness of this Amendment and such signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on the Borrower, the Administrative Agent and the Lenders.
10.    Loan Document. This Amendment shall constitute a Loan Document.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
BORROWER:

WHITE MOUNTAINS INSURANCE GROUP, LTD.

By: ________________________________

Its: ________________________________

[Signature Page to Amendment No. 1]

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By: ________________________________

Its: ________________________________

[Signature Page to Amendment No. 1]

[LENDER], as a Lender

By: ________________________________

Its: ________________________________

CHI:2861987.12

[Signature Page to Amendment No. 1]